UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: MARCH 10, 2005
               Date of earliest event reported: FEBRUARY 28, 2005

                            STERLING CHEMICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          000-50132                                    76-0502785
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    (Commission File Number)                (IRS Employer Identification No.)

                           333 CLAY STREET, SUITE 3600
                            HOUSTON, TEXAS 77002-4109
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              (Address of Principal Executive Offices and Zip Code)

                                 (713) 650-3700
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Definitive Material Agreement
           ------------------------------------------

           On February 28, 2005, the Board of Directors of Sterling Chemicals, Inc., a Delaware corporation ("Sterling"), authorized the payment of annual bonus awards to each of its employees, including each of Sterling's executive officers in respect of the year ended December 31, 2004. The annual bonus awards were discretionary in that Sterling has not attained the financial performance goals under its Bonus Plan. The Board of Directors considered various factors in setting the amounts of the bonus awards, including the significant efforts of management and other employees in achieving substantial cost reductions over the course of the year, competitive pay practices, job scope and responsibility and Sterling's need to attract, retain and reward executive talent. In addition, the Board of Directors evaluated each executive's leadership by considering a variety of factors, including, among others, developing effective cost reduction strategies, driving results and maintaining environmental, health and safety performance. The following table sets forth cash payments in respect of annual bonus awards for 2004 and 2003 to each of Sterling's executive officers who will be included as the Named Executive Officers in Sterling's 2005 proxy statement:


  NAME AND PRINCIPAL POSITION                FISCAL YEAR           BONUS
  ---------------------------                -----------           -----

Richard K. Crump                                 2004         $   126,140
 President and Chief                             2003                   0
  Executive Officer

Paul G. Vanderhoven                              2004              50,256
 Senior VP - Finance and                         2003                   0
   Chief Financial Officer

Kenneth M. Hale                                  2004              38,250
 Senior VP, General                              2003                   0
  Counsel and Secretary

Paul C. Rostek                                   2004              32,980
Senior VP - Commercial                           2003                   0

Wayne R. Parker*                                 2004                   0
 Senior VP - Human Resources and                 2003                   0
   Admin

* Mr. Parker left Sterling on December 31, 2004 and, consequently, was not eligible for a bonus award.


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
           On March 10, 2005, the Compensation Committee of the Board of Directors approved the annual base salaries (effective as of March 1, 2005) of Sterling's executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels for 2004 and 2005 for each of Sterling's Named Executive Officers:


  NAME AND PRINCIPAL POSITION                FISCAL YEAR           BASE SALARY
  ---------------------------                -----------           -----------

Richard K. Crump                                 2005             $   380,000
 President and Chief                             2004                 371,000
  Executive Officer

Paul G. Vanderhoven                              2005                 246,000
 Senior VP - Finance and                         2004                 236,500
   Chief Financial Officer

Kenneth M. Hale                                  2005                 212,500
 Senior VP, General                              2004                 196,500
  Counsel and Secretary

Paul C. Rostek                                   2005                 201,750
Senior VP - Commercial                           2004                 194,000

Wayne R. Parker                                  2005                       0
 Senior VP - Human Resources and                 2004                 177,167
   Admin

           Sterling intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 1, 2004, in the proxy statement for Sterling's 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in April 2005.

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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STERLING CHEMICALS, INC.


                                          By: /s/ Richard K. Crump
                                              ----------------------------------
                                              Richard K. Crump
                                              President and Chief Executive
                                              Officer

Dated:  March 10, 2005




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